Patriot Bank, N.A.
Q2 2026

The information reported herein is for Patriot Bank, N.A., the wholly-owned subsidiary of Patriot National Bancorp, Inc. (NASDAQ: PNBK), on a stand-alone basis.

July 2026

Patriot Bank℠

Disclaimer and Cautionary Notice Regarding Preliminary Financial Data and "Safe Harbor" Statement Under Private Securities Litigation Reform Act of 1995

The financial information contained in this presentation reflects bank-level data derived from the records of Patriot Bank, N.A. (the "Bank") as of and for the quarter, which form the basis of the Bank's Consolidated Report of Condition and Income (Call Report) filed with the Office of the Comptroller of the Currency. Certain data may be presented in a format or level of detail that differs from the Call Report, but reflects the same underlying records as of the date of that filing. This information is preliminary, unaudited, and subject to change. It is being provided in advance of Patriot National Bancorp's (the "Company's") Quarterly Report on Form 10-Q for the period.

The data presented herein has not been subjected to the review procedures applicable to the Form 10-Q, including review by the Company's independent registered public accounting firm pursuant to applicable standards of the Public Company Accounting Oversight Board. Accordingly, this information may be revised or restated in connection with the finalization of the Form 10-Q, including as a result of audit or review adjustments, reclassifications, corrections, changes in accounting estimates, or other modifications made in the ordinary course of preparing consolidated financial statements at the holding company level.

Investors and other users are cautioned that this presentation reflects the stand-alone results and financial position of the Bank and does not represent the consolidated financial statements of the Company. The Company's results may differ due to holding company-level activities, intercompany eliminations, and consolidation adjustments. Credit quality metrics, including non-accrual balances, delinquencies, and classified asset balances, are presented as summary figures without detailed definitions. Readers should refer to the Company's Form 10-Q for complete definitions and disclosure. Financial data is unaudited and has not been prepared in accordance with Regulation S-X.

This presentation should be read in conjunction with the Company's most recent Annual Report on Form 10-K, and other reports filed with the SEC, which are available at www.sec.gov. The Company undertakes no obligation to update or revise the information contained in this presentation to reflect events or circumstances occurring after the date hereof, except as may be required by applicable law or regulation.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot's future financial results and performance and could cause the actual results, performance, or achievements of Patriot to differ materially from any anticipated results expressed or implied by such forward-looking statements. Please refer to the Company's most recent Form 10-K for a discussion of risk factors.

Patriot Bank℠

Patriot Bank: Overview

Vision: Empowering America's Diverse Entrepreneurs, Investors, and Business Leaders and Those Who Serve Them
Mission: Providing Safe, Reliable Banking Solutions Tailored to Target Clients' Unmet Needs

Organization Highlights

Headquarters	Stamford, CT
Founded	1994
Charter	National Bank (OCC-regulated)
Branches	8
Employees	133

Liquidity & Capital

	Q2 2026
Liquidity to Assets	27.6%
Tier 1 Leverage	9.60%
Tier 1 Capital	13.22%
Common Equity Tier 1 Capital	13.22%

Balance Sheet

($ in 000s)	Q2 2026
Total Assets	$1,322,925
Cash + Securities	365,628
Loans	909,606
Deposits	1,207,249

Patriot Bank[SM]

Unaudited Bank-Level Data

Second Quarter 2026 Highlights

Patriot Bank reported strong asset growth and improved earnings

1. Net Interest Income increased by $2.4M to $9.5M for the quarter
2. Net Income increased by $1.3M to $2.7M for the quarter
3. Total Loans grew by over 14% quarter over quarter to $910M
4. Total Assets grew by over 12% quarter over quarter to $1.32B

Second Quarter 2026 Income Statement

Patriot Bank increased net income driven by increased earnings on assets

($ in 000s)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Δ Q1 2026
Net Interest Income	$4,698	$5,453	$6,276	$7,111	$9,529	$2,418
Non-Interest Income	2,030	2,207	3,548	3,508	2,817	(691)
Total Revenue	**6,729**	**7,660**	**9,824**	**10,619**	**12,346**	**1,727**
Non-Interest Expense	(7,707)	(7,636)	(8,763)	(9,317)	(10,563)	(1,246)
Pre-provision Net Revenue	**(978)**	**24**	**1,062**	**1,302**	**1,783**	**481**
(Provision)/Release for Credit Losses	(1,524)	431	321	181	(590)	(771)
Pre-Tax Income	**(2,503)**	**455**	**1,382**	**1,483**	**1,193**	**(290)**
Income Tax (Expense)/Benefit	49	5	(111)	(13)	1,526	1,539
Net Income /(Loss)	**($2,455)**	**$460**	**$1,271**	**$1,470**	**$2,720**	**$1,250**

Patriot Bank℠

Unaudited Bank-Level Data

Second Quarter 2026 Balance Sheet

Patriot Bank increased its balance sheet in Q2, while maintaining strong capital ratios

($ in 000s)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Δ Q1 2026
Cash & Restricted	$202,972	$201,530	$207,197	$109,188	$121,509	$12,321
Securities	88,108	108,679	228,316	247,339	244,119	(3,220)
Loans	602,846	607,074	617,075	779,145	909,606	130,461
Allowance for Credit Losses	(7,795)	(7,187)	(6,839)	(7,779)	(8,469)	(690)
Other Assets	44,054	41,499	43,080	52,618	56,160	3,542
Total Assets	**$930,185**	**$951,596**	**$1,088,830**	**$1,180,511**	**$1,322,925**	**$142,414**
Deposits	839,547	845,097	977,560	1,059,288	1,207,249	147,961
Borrowings and Other Liabilities	8,915	7,804	9,500	20,199	9,985	(10,214)
Total Liabilities	**$848,462**	**$852,900**	**$987,061**	**$1,079,487**	**$1,217,235**	**$137,748**
Equity	81,722	98,696	101,769	101,024	105,690	4,666
Total Liabilities & Equity	**$930,185**	**$951,596**	**$1,088,830**	**$1,180,511**	**$1,322,925**	**$142,414**
Key Ratios:						
Tier 1 Leverage Ratio	10.1%	11.9%	11.4%	9.4%	**9.6%**	0.2%
Common Equity Tier 1 Ratio (CET1)	15.6%	18.5%	18.7%	15.2%	**13.2%**	(2.0%)
Tier 1 Capital Ratio	15.6%	18.5%	18.7%	15.2%	**13.2%**	(2.0%)
Total Capital Ratio	16.3%	19.2%	19.2%	16.2%	**14.2%**	(2.0%)

Patriot Bank[SM]

Unaudited Bank-Level Data

Second Quarter 2026 Loans

Patriot Bank increased total loans by over 14% in Q2

($ in 000s)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Δ Q1 2026
Commercial Real Estate	$370,376	$360,802	$346,191	$341,306	$375,733	$34,427
Residential Real Estate	60,123	83,671	79,667	188,475	201,153	12,678
Commercial and Industrial	122,161	123,358	146,828	220,176	300,626	80,450
Consumer and Other	33,363	20,802	19,876	9,035	8,460	(575)
Construction	1,525	31	0	0	0	0
Other Loans, Held for Sale	15,298	18,408	24,513	20,154	23,634	3,480
Total Loans – Gross	**$602,846**	**$607,072**	**$617,075**	**$779,146**	**$909,606**	**$130,460**
Average Yield %	5.55%	5.77%	5.77%	5.58%	6.23%	0.65%

Loan Type as a % of Total Loans						Δ Q1 2026
Commercial Real Estate	61.4%	59.4%	56.1%	43.8%	41.3%	(2.5%)
Residential Real Estate	10.0%	13.8%	12.9%	24.2%	22.1%	(2.1%)
Commercial and Industrial	20.3%	20.3%	23.8%	28.3%	33.1%	4.8%
Consumer and Other	5.5%	3.4%	3.2%	1.2%	0.9%	(0.3%)
Construction	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Loans, Held for Sale	2.6%	3.1%	4.0%	2.5%	2.6%	0.1%

Patriot Bank℠

Unaudited Bank-Level Data

Second Quarter 2026 Deposits

Patriot Bank increased total deposits by over 12% in Q2 2026

Deposits

($ in 000s)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Δ Q1 2026
Non-Interest Bearing	$115,640	$102,009	$118,541	$93,194	$156,766	$63,572
Demand, Savings and NOW	244,537	325,202	329,764	438,407	580,379	141,972
Money Market	194,227	162,948	191,177	262,850	196,762	(66,088)
Certificates of Deposit	218,021	196,622	283,395	232,930	241,435	8,505
Brokered Deposits	67,122	58,316	54,683	31,907	31,907	0
Total Deposits	**$839,547**	**$845,097**	**$977,560**	**$1,059,288**	**$1,207,249**	**$147,961**
Average Cost %	3.54%	3.25%	2.98%	3.00%	2.76%	(0.24%)

Deposit Type as a % of Total Deposits						Δ Q1 2026
Non-Interest Bearing	13.8%	12.0%	12.1%	8.8%	13.0%	4.2%
Demand, Savings and NOW	29.1%	38.5%	33.7%	41.4%	48.1%	6.7%
Money Market	23.1%	19.3%	19.6%	24.8%	16.3%	(8.5%)
Certificates of Deposit	26.0%	23.3%	29.0%	22.0%	20.0%	(2.0%)
Brokered Deposits	8.0%	6.9%	5.6%	3.0%	2.6%	(0.4%)

Patriot Bank℠

Unaudited Bank-Level Data

Second Quarter 2026 KPIs

Q2 showed continued profitability and strong balance sheet growth

($ in 000s)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Δ Q1 2026
ROAA	(1.0%)	0.2%	0.5%	0.5%	0.9%	0.4%
ROAE	(12.3%)	2.0%	5.1%	5.7%	10.7%	5.0%
Efficiency Ratio	114.4%	99.5%	89.2%	87.6%	85.5%	(2.1%)
Net Interest Margin	2.07%	2.43%	2.58%	2.49%	3.28%	0.80%
Loans/Deposits	71.8%	71.8%	63.1%	73.6%	75.3%	1.7%
Loans/Assets	64.8%	63.8%	56.7%	66.0%	68.8%	2.8%
Total Equity	$81,722	$98,696	$101,769	$101,024	$105,690	$4,666
Risk-Weighted Assets	627,310	611,540	625,163	757,819	920,014	162,195
Total Assets	930,185	951,596	1,088,830	1,180,511	1,322,925	142,414
Asset Growth (QoQ)	(2.8%)	2.3%	14.4%	8.4%	12.1%	

Patriot Bank℠

Note: Profit ratios from Q3 2025 and prior sourced from S&P Capital IQ

Unaudited Bank-Level Data